UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________
                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    December 30, 2004
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                          GENELABS TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


         California                      0-19222                 94-3010150
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 (State or other jurisdiction of  (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


          505 Penobscot Drive, Redwood City, California             94063
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            (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code         (650) 369-9500
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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2.02     Results of Operations and Financial Condition

         On December 30, 2004, Registrant updated its financial outlook for year-end 2004. A press release relating to this update is furnished as exhibit
99.1 hereto.

         The information in item 2.02 of this Form 8-K (including the related sections of Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

8.01     Other Events

         On December 30, 2004, Registrant announced that it had received
$1.25 million from Affymetrix Inc. for amending a non-exclusive license to Registrant's Linker-Aided DNA Amplification technology. The amendment converts the license to a fully paid up non-exclusive license and eliminates royalties and fees that were payable under the original agreement.

9.01     Financial Statements and Exhibits

(c) Exhibits.

99.1 Press Release of Registrant, dated December 30, 2004, entitled "Genelabs Technologies Receives $1.25 Million from Affymetrix for Amendment to Non-Exclusive License for DNA Amplification Technology"

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                          GENELABS TECHNOLOGIES, INC.


                                          By: /s/ James A.D. Smith
                                              ---------------------------------
                                          Name:  James A.D. Smith
                                          Title: President and Chief Executive
                                                 Officer

Date:  January 3, 2005

                                 EXHIBIT INDEX

EXHIBIT NO.                          DESCRIPTION

   99.1 Press Release of Registrant, dated December 30, 2004, entitled "Genelabs Technologies Receives $1.25 Million from Affymetrix for Amendment to Non-Exclusive License for DNA Amplification Technology"